EXHIBIT 10.12
                    EMPLOYMENT AGREEMENT OF C. MARK CAMPBELL
               ----------------------------------------

                          DATED MARCH 2, 2005

                           TABLE OF CONTENTS
                           -----------------

1.  Employment; Duties.........................................................1

    a.       Employment........................................................1

    b.       Duties............................................................1

2.  Base Compensation and Bonus Consideration..................................2

3.  Term.......................................................................2

4.  Stock Options..............................................................2

5.  Other Benefits.............................................................2

    a.       Participation in 401(k), Medical and Insurance Plans..............2

    b.       Expenses..........................................................3

    c.       Car Allowance.....................................................3

    d.       Benefits..........................................................3

    e.       Indemnity.........................................................3

6.  Loyalty; Noncompetition....................................................3

    a.       Devotion to Performance...........................................3

    b.       Investments.......................................................3

7.  Standards..................................................................4

8.  Vacation...................................................................4

    a.       Annual Vacation...................................................4

    b.       No Additional Compensation........................................4

9.  Termination and Termination Pay............................................4

    a.       Death.............................................................4

    b.       Disability........................................................4

    c.       Just Cause........................................................5

    d.       Termination Without Just Cause....................................5

    e.       Termination or Suspension Under Federal law.......................6

    f.       Voluntary Termination by Employee; Covenant Not to Compete........7

10. No Mitigation..............................................................7

11. Change in Control..........................................................7

    a.       Involuntary Termination After Change in Control...................7

    b.       Voluntary Termination After Change in Control.....................8

12. Dispute Resolution.........................................................8

13. Confidentiality of Information.............................................8

14. Injunctive Relief..........................................................9


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15. Representation of the Employee.............................................9

16. Successors and Assigns.....................................................9

    a.       Acquisition of GCB or the Bank....................................9

    b.       No Assignment by Employee.........................................9

17. Joint and Several Liability................................................9

18. Notices....................................................................9

19. Amendments................................................................10

20. Applicable Law............................................................10

    a.       State Law........................................................10

    b.       Compliance with Law and Regulation...............................10

21. Severability..............................................................10

22. Headings..................................................................10

23. Entire Agreement..........................................................10



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                    EMPLOYMENT AGREEMENT OF C. MARK CAMPBELL
                    ----------------------------------------

THIS AGREEMENT entered into as of March 2, 2005 ("Effective Date"), by and among BERGEN COMMERCIAL BANK, a New Jersey commercial banking corporation having its principal place of business at Two Sears Drive, Paramus, New Jersey 07653 (the "Bank"), GREATER COMMUNITY BANCORP, a New Jersey business corporation having its principal place of business at 55 Union Boulevard, Totowa, New Jersey 07511 ("GCB"), and C. MARK CAMPBELL, residing at 5 Fair Ridge Court, Wayne, New Jersey 07470 (the "Employee").

WHEREAS, the Employee has heretofore been employed as President and Chief Operating Officer of GCB and President and Chief Executive Officer of the Bank; and

WHEREAS, GCB owns the Bank, and the Bank is engaged in the business of commercial banking, with offices in Bergen County, New Jersey; and

WHEREAS, GCB and the Bank wish to continue to employ the Employee as President and Chief Operating Officer of GCB and President and Chief Executive Officer of the Bank; and

WHEREAS, the parties desire by this writing to set forth the employment relationship of the Employee by the Bank and GCB;

NOW, THEREFORE, it is AGREED as follows:

     Employment; Duties.
     -------------------

     Employment.  The Bank and GCB hereby employ the Employee,  and the Employee
     ----------
hereby accepts to continued employment by GCB and the Bank, as the President and Chief Operating Officer of GCB and as President and Chief Executive Officer of the Bank. The Employee also agrees to serve as a Director of GCB, the Bank and any other subsidiary of either or sub-subsidiary of either, if elected to such position, and so long as Employee remains CEO of the Bank, the parties agree to take any action so the nomination committee will consider Employee as a nominee for Director of GCB.

     Duties.  Subject to the direction of the Chief Executive Officer of GCB and
     ------
respective Boards of Directors of GCB and the Bank, the Employee shall have responsibility for the general management and control of the business and affairs of GCB, the Bank and their subsidiaries and shall perform all duties and shall have all powers which are commonly incident to an executive who holds the offices of President and Chief Executive Officer of a commercial bank or which, consistent therewith, are delegated to him by the respective Boards of Directors. Such duties include, but are not limited to (1) managing the day-to-day operations of the Bank and GCB; (2) managing the efforts of the Bank, and participating in the efforts of GCB to comply with applicable laws and regulations; (3) promoting GCB and the Bank and their services, (4) supervising other employees of GCB (other than the Chief Executive Officer) and the Bank, including the right to discipline, terminate and determine compensation and salaries of all employees (subject to the Board's oversight of compensation of any officers), (5) providing prompt and accurate reports to the Boards of Directors of GCB and the Bank regarding the affairs and condition of GCB, the Bank and their subsidiaries, respectively, and (6) making recommendations to the Boards of Directors of GCB and/or the Bank, as the case may be, concerning the strategies, capital structure, tactics, and general operations of GCB and/or the Bank.

     Base  Compensation and Bonus  Consideration.  GCB and the Bank agree to pay
     -------------------------------------------
the Employee so long as he is employed pursuant to this Agreement a salary not less than Three Hundred Seventy Thousand and 00/100 Dollars ($370,000.00) per annum, payable on the same schedule as salaries of other executive officers of the Bank are paid. This salary may be increased from time to time as approved by the Board of Directors of GCB and the Bank, and the Boards of Directors agree to evaluate whether an annual increase is merited. The foregoing salary and any increase thereof by the Boards of Directors will be the "Base Compensation" under this Agreement. The Bank will pay the Employee such salary for so long as Bank is an employer of the Employee hereunder, and GCB will pay the Employee such salary if it is the sole employer of the Employee hereunder. The Board of Directors of GCB and/or the Bank also agree to evaluate annually whether to award Employee a bonus, based upon Employee's performance and any other relevant considerations.

     Term.  It is the  intention of the parties that the term of this  Agreement
     ----
shall be one (1) year, on a continuously renewing basis each day, unless earlier terminated in accordance with Paragraphs 9 or 11 hereof. The phrase "the remaining term of the Agreement" as used herein shall, at all times, mean one
(1) year.

     Stock  Options.  The  Employee  shall be  entitled  to  participate  in the
     --------------
employee stock option plans that GCB and/or the Bank maintains from time to time for the benefit of its executive employees. This provision shall not preclude GCB and/or the Bank from amending or terminating any stock option plan; provided, however, that notwithstanding anything to the contrary contained in said plans or in Employee's separate Stock Option Agreements, in the event that Employee is terminated without Just Cause pursuant to Paragraph 9.d. of this Agreement, or terminates voluntarily or involuntarily as a result of a change in control pursuant to Paragraph 11 of this Agreement, all stock options currently held by Employee on the date of such termination shall become fully vested and fully exercisable. The Boards of Directors of GCB and the Bank, and the Stock Option Committee of GCB will take all appropriate steps to effectuate this provision, including the amendment of any existing plan and/or agreement to conform herewith and agree to annually evaluate whether an award of stock options should be made to the Employee.

     Other Benefits.
     --------------

     Participation in 401(k), Medical and Insurance Plans. The Employee shall be
     ----------------------------------------------------
entitled to participate in the employee benefit plans that GCB and/or the Bank maintain from time to time for the benefit of their employees and which include their executive employees relating to (1) 401(k) benefits, (2) medical insurance, (3) group term life insurance benefits, (4) group disability benefits, and (5) supplemental earnings retirement plan ("SERP"). This provision shall not preclude GCB and/or the Bank from any amending or terminating any such plan, provided that such action will not result in any adverse effect to the Employee unless such change is required by law.

     Expenses.  The  Employee  shall  be  entitled  to  be  reimbursed  for  all
     --------
reasonable out-of-pocket business expenses which he shall incur in connection with his rendition of services under this Agreement upon substantiation of such expenses in accordance with applicable policies of GCB or the Bank. GCB also agrees to reimburse all such reasonable training for continuing education or seminar expenses of Employee.

     Car Allowance.  The Employee shall be entitled to a minimum of Nine Hundred
     -------------
and 00/100 Dollars ($900.00) per month for car expenses, including insurance. This car allowance may be increased from time to time as approved by the Board of Directors of GCB and/or the Bank and the amount will be evaluated annually for whether an increase is appropriate. The foregoing allowance and any increase thereof by the Boards of Directors will be the "Car Allowance" under this Agreement.

     Benefits.  The  Employee  shall be entitled to  participate  in any and all
     --------
employee benefit health and welfare plans made available for the benefit of GCB's executive officers in accordance with provisions of such plans and policies as may be established by the Board of Directors.

     Indemnity.  For  valuable  consideration  and as a material  inducement  to
     ---------
Employee to enter into this Agreement and to the extent provided in the Bylaws or under New Jersey law, GCB shall take whatever actions are necessary to indemnify Employee for acts relating to or arising from Employees' employment and position as a Director. This indemnity shall be to the fullest extent it can be made available under applicable law and continue even if this Agreement is terminated.

     Loyalty; Noncompetition.
     ------------------------

     Devotion to Performance.  During the period of his employment hereunder and
     -----------------------
except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote substantially all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder; provided, however, that from time to time, Employee may, with the prior written consent of the Boards of GCB and the Bank, serve on the boards of directors of, and hold any other offices or positions in, companies or organizations which will not (1) present any conflict of interest with GCB or the Bank or any of their subsidiaries or affiliates, (2) unfavorably affect the performance of Employee's duties under this Agreement, or (3) violate any applicable statute or regulation. The phrase "full business time" as used herein means that the Employee cannot be gainfully employed in any other position or job, but the time devoted to GCB and the Bank shall be that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of GCB or the Bank.

     Investments.  Nothing  contained  in this  Paragraph  6 shall be  deemed to
     -----------
prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of GCB or the Bank, or, solely as a passive or minority investor, in any business, including banks or other financial institutions.

     Standards.  Employee  shall  perform  his duties  under this  Agreement  in
     ---------
accordance with such reasonable standards as the respective Boards of Directors of GCB or the Bank may establish from time to time. GCB and/or the Bank will provide the Employee with working facilities and staff customary for similarly situated executive officers and necessary for him to perform his duties.

     Vacation. At such reasonable times as the respective Boards of Directors of
     --------
GCB or the Bank shall in their discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment with respect to GCB or the Bank, respectively, under this Agreement, all such voluntary absences to count as vacation time, provided that:

     Annual Vacation.  The Employee shall be entitled to annual vacation time in
     ---------------
accordance with such policies as the respective Boards of Directors of GCB or the Bank periodically establish for senior management employees of GCB or the Bank, respectively; provided however that such annual vacation time shall be, at a minimum, a period of five (5) weeks, with no reduction in pay or benefits.

     No Additional  Compensation.  The Employee shall not receive any additional
     ---------------------------
compensation from GCB or the Bank on account of his failure to take a vacation, and the Employee shall not accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board of Directors of GCB or the Bank or as required by law and this provision will not affect any rights granted under law.

     Termination and Termination  Pay. Subject to the provisions of Paragraph 11
     --------------------------------
hereof which if triggered will apply (relating to a change in control), the Employee's employment hereunder may be terminated under the following circumstances:

     Death. The Employee's  employment under this Agreement shall terminate upon
     -----
his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the base compensation due the Employee through the last day of the calendar month in which his death occurred. The Employee's beneficiary and/or estate, as the case may be, shall have the benefit of all insurance programs, including rights to proceeds from the life insurance or any post-death rights under the health program in effect. At GCB's expense, GCB will obtain and maintain at all times term life insurance covering the Employee (with the Employee selecting the beneficiary) in a covered amount equal to $1.0 million.

     Disability.  GCB or the Bank may terminate the Employee's  employment after
     ----------
having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties under this Agreement and which results in the Employee's becoming eligible for long-term disability benefits under either GCB's or the Bank's long-term disability plan. The Employee shall be entitled to the compensation and other employee benefits provided for under this Agreement for any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to a Disability. Upon becoming eligible for disability benefits under the terms of the long-term Disability Policies then in effect, Employee shall be entitled to such benefits and any other benefits provided under the terms of employee benefit plans in effect at such time to which the Employee may be entitled under the terms of such plans given the Employee's disabled status. GCB and the Bank will provide, through one or more policies, a minimum of 50% of the current Base Compensation of $370,000.00 (based upon the then Base Compensation earned as of entering into this Agreement with such increases to be made in GCB's and the Bank's discretion.).

     Just  Cause.  The Board of  Directors  of GCB or the Bank may,  by  written
     -----------
notice to the Employee in the form and manner specified in this subsection, immediately terminate his employment with GCB or the Bank, respectively, at any time, for "Just Cause" (as defined herein). The Employee shall not be entitled to receive compensation or other benefits for any period after a termination of employment for Just Cause. The phrase "Just Cause" as used herein shall exist when there has been a good faith determination by GCB's or the Bank's Board of Directors that there shall have occurred one or more of the following events with respect to the Employee: (1) personal dishonesty arising from or relating to Employee's position; (2) willful commission of an act that causes or that probably will cause substantial economic damage to GCB or the Bank or substantial injury to their business reputation arising from or relating to Employee's position; (3) willful misconduct arising from or relating to Employee's position; (4) breach of fiduciary duty involving personal profit arising from or relating to Employee's position; (5) intentional failure to perform stated duties; (6) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order; or (7) material breach of any provision of this Agreement (after 10 day notice to Employee with specificity and opportunity to cure). Notwithstanding the foregoing, Just Cause shall not be deemed to exist unless there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors of GCB and the Bank at a meeting of such Board called and held for the purpose (after reasonable notice to the Employee and an opportunity for the Employee to be heard before the Board), finding that in the good faith opinion of the Board the Employee was guilty of conduct described above and specifying the particulars thereof; provided such action will not suspend pay or benefits to Employee. Prior to holding a meeting at which the Board is to make a final determination whether Just Cause exists, if the Board of Directors of GCB and the Bank determines in good faith at a meeting of Directors, by not less than a majority of its entire membership, that there is probable cause for it to find that the Employee was guilty of conduct constituting Just Cause as described above, the Board may suspend the Employee from his duties hereunder for a reasonable time not to exceed fourteen (14) days pending a further meeting at which the Employee shall be given the opportunity to be heard before the Board. During any such period of suspension the parties agree no stock options may be exercised.

     Termination Without Just Cause.
     -------------------------------

     Payment of Base Salary.  Subject to the  provisions  of Paragraph 11 hereof
     -----------------------
which if triggered will apply (relating to a change in control) , the Board of Directors of GCB or the Bank may, by written notice to the Employee, immediately terminate his employment at any time for a reason other than Just Cause, in which event the Employee shall be entitled to receive, as a severance benefit, his Base Compensation for the remaining term of this Agreement at the annual rate then in effect. Employee shall also be entitled to continue to receive all benefits provided pursuant to Paragraph 5.a. hereof for the remaining term hereof.

     Manner of  Payment.  Said sum shall be paid in one lump sum within ten (10)
     ------------------
days after such termination; provided that no amount of any such payment shall be made to the extent it would cause the aggregate amount payable hereunder, after the consideration of any allocations to the non-compete (and without considering any benefits owed to Employee under the SERP Plan), to equal or exceed the difference between (i) the product of 2.99 times his "base amount" as defined on ss.280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other "parachute payments" (as defined under ss.280G(b)(2) of the Code) that the Employee receives on account of such termination. Payment of any amounts, other than base salary, payable under any deferred or other compensation plans (including the SERP Plan) shall be paid out in accordance with the terms of such plan or plans.

     Covenant  Not to Compete.  In the event of such  termination  by GCB or the
     ------------------------
Bank without Just Cause hereunder, during the remaining term of this Agreement, the Employee shall not serve as an officer or director or employee of any bank holding company, bank, savings association or mortgage company with its principal office in Bergen County and Passaic County, New Jersey, and which offers products or services in such county, competing with those offered by GCB or any of its banking subsidiaries; provided, that if the Employee does not accept (or has returned) the severance benefit provided for in this Paragraph 9.d., he shall not be prevented from competing with GCB or the Bank by reason of this Paragraph 9.d. for such term or for any portion thereof with respect to which he has not accepted (or has returned) such severance benefit.

     Termination or Suspension Under Federal law.
     --------------------------------------------

     If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under ss.8(e)(4) or ss.8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. ss.1818(e)(4) and (g)(1)), all obligations of GCB and the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

     If the Bank is in default (as defined in ss.3(x)(1) of FDIA), all obligations of GCB and the Bank under this Agreement shall terminate as of the date of default; however, this subsection shall not affect the vested rights of the parties.

     If a notice served under ss.8(e)(3) or ss.8(g)(1) of the FDIA (12 U.S.C. ss.ss.1818(e)(3) and (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, GCB's and the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall (a) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (b) reinstate (in whole or in part) any of its obligations which were suspended.

     Voluntary Termination by Employee;  Covenant Not to Compete. Subject to the
     -----------------------------------------------------------
provisions of Paragraph 11 hereof which if triggered will apply (relating to a change in control), the Employee may voluntarily terminate employment with GCB and the Bank during the term of this Agreement upon at least one (1) year prior written notice (or sooner as agreed upon by all parties) to each of their respective Boards of Directors. In the event of such voluntary termination hereunder, the Employee shall continue to receive his compensation during the remaining one-year term of the noncompete term provided in this Agreement and any extensions or renewals thereof (paid in regular amounts at least twice a month). During the noncompete term, the Employee shall not serve as an officer or director or employee of any bank holding company, bank, savings association or mortgage company with its principal office in Bergen County, New Jersey, which offers products or services competing with those offered by GCB or any of its banking subsidiaries in Bergen County and Passaic County, New Jersey.

     No Mitigation. The Employee shall not be required to mitigate the amount of
     -------------
any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     Change in Control.
     ------------------

     Involuntary  Termination  After  Change  in  Control.  Notwithstanding  any
     ----------------------------------------------------
provision herein to the contrary, if, in connection with or within twelve (12) months after any "change in control" of GCB or the Bank, the Employee's employment under this Agreement is terminated by GCB or the Bank without the Employee's prior written consent and for a reason other than Just Cause, the Employee shall be paid an amount equal to two and one half times base annual compensation less that amount of base compensation actually paid after the change in control unless the Bank was placed in conservatorship or receivership in connection with such change in control and the Board of Directors of GCB or the Bank determines in good faith that the change in control was directed by or otherwise required by the FDIC. Employee shall also be entitled to continue to receive all benefits provided pursuant to Paragraph 5.a. hereof for the remaining term hereof. In no event, however, may the aggregate amount payable hereunder, after considering allocations to non-competes (without considering any benefits to Employee under the SERP Plan), equal or exceed the difference between (i) the product of 2.99 times the Employee's "base amount" as defined in ss.280G(b)(3) of the Code and regulations promulgated thereunder, and (ii) the sum of any other parachute payments (as defined under ss.280G(b)(2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination. The term "control," for purposes of determining whether a "change in control" has occurred for purposes of this Paragraph 11, shall be deemed to have occurred if any of the following events shall occur after the effective date of this
Agreement: (1) the acquisition by any person (other than GCB) of ownership or power to vote more than thirty three and one third percent (331/3%) of GCB's or the Bank's voting stock; (2) the acquisition by any person (other than GCB) of the control of the election of a majority of GCB's or the Bank's directors; (3) the exercise of a controlling influence over the management or policies of GCB or the Bank by any person (other than GCB) or by persons acting as a group within the meaning of ss.13(d) of the Securities Exchange Act of 1934; or (4) during any period of two consecutive years, individuals who at the beginning of such two (2) year period constitute the Board of Directors of GCB (the "Company Board") (the "Continuing Directors") cease for any reason to constitute at least two-thirds (2/3) thereof, provided that any individual whose election or nomination for election as a member of the Company Board was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then in office shall be considered a Continuing Director. The term "person" as used above means an individual (other than the Employee), corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. It is the understanding of the parties that the merger or consolidation of the Bank with one or more banking subsidiaries of GCB shall not be considered a "change in control" for purposes of this Agreement and specifically Paragraphs 11.a. and 11.b.

     Voluntary  Termination After Change in Control.  Notwithstanding  any other
     ----------------------------------------------
provision of this Agreement to the contrary, the Employee may voluntarily terminate his employment under this Agreement within twelve (12) months following a change in control of GCB or the Bank, and the Employee shall thereupon be entitled to receive the payment described in Paragraph 11.a. of this Agreement.

     Dispute  Resolution.  All disputes,  claims, or grievances arising under or
     -------------------
out of this Agreement, specifically including, but not limited to, claims of a breach of this Agreement by the other party, shall be processed exclusively before three arbitrators selected by the CPR Institute for Dispute Resolution pursuant to the General Arbitration Act of the State of New Jersey, Section 2A:
24-1 Et. Seq. of the New Jersey Statutes. The method of selection of the arbitrators, the rules of arbitration, and all other procedural matters relating to any arbitration proceeding under this Agreement shall be governed by the CPR Institute Rules for Non-Administered Arbitration, as revised. Any such arbitration proceeding shall be held in the State of New Jersey. All fees and costs of any challenge shall be paid by GCB, if the Employee prevails in any claim that was brought to enforce a right or term under this Agreement. Any amounts due to Employee will include interest at 6% per annum.

     Confidentiality of Information.  Except as publicly disclosed, the Employee
     ------------------------------
agrees to maintain the confidentiality of any nonpublic information concerning the operation or financial status of GCB and the Bank, the names or addresses of any of the Bank's customers, borrowers and depositors, any information concerning or obtained from such customers, borrowers and depositors and any other nonpublic information, knowledge or data of or concerning GCB or the Bank to which the Employee may be exposed during the course of his employment. The Employee further agrees that, unless required by law or specifically permitted by GCB or the Bank in writing, he will not disclose to any person or entity, either during or subsequent to his employment, any of the above-mentioned nonpublic information which is not generally known to the public nor shall he employ such information in any way other than for the benefit of GCB and the Bank.

     Injunctive  Relief.  If there  is a  breach  or  threatened  breach  of the
     ------------------
provisions of the Covenants not to Compete contained in Paragraph 6 or Paragraphs 9.d.(3) or 9.f., or the prohibitions upon disclosure contained in Paragraph 13, of this Agreement, the Employee acknowledges and agrees that there may not be adequate remedy at law for such breach and that GCB and the Bank each shall be entitled to injunctive relief restraining the Employee from such breach or threatened breach, but such relief shall not be the exclusive remedy hereunder for such breach.

     Representation of the Employee. The Employee hereby represents and warrants
     ------------------------------
to GCB and the Bank that he has full power and authority to enter into this Agreement and to perform his duties and obligations hereunder, and that the execution and performance hereof is not and will not in any manner conflict with or result in a violation of any other contract, agreement, covenant or restriction to which the Employee is a party or by which he is bound.

     Successors and Assigns.
     -----------------------

     Acquisition of GCB or the Bank.  This Agreement  shall inure to the benefit
     ------------------------------
of and be binding upon any corporate or other successor of GCB or the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of GCB or the Bank.

     No Assignment by Employee.  Since GCB and the Bank are  contracting for the
     -------------------------
unique and personal executive skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of GCB and the Bank but the Agreement will inure to the benefit of and be enforced by Employee's personal or legal representative or executor.

     Joint and Several  Liability.  To the extent  permitted  by law,  except as
     ----------------------------
otherwise provided herein, GCB and the Bank shall be jointly and severally liable for the payment of all amounts due under this Agreement. It is the understanding of the parties that the Bank is not able, legally, to enter into a binding employment agreement for the position of President and Chief Executive Officer. It is with that understanding that GCB has agreed to be jointly and severally liable and to guarantee the Bank's performance hereunder.

     Notices.  All notices  hereunder shall be in writing.  Any notice hereunder
     -------
shall be deemed duly given if it is sent by registered or certified mail, return receipt requested, postage prepaid, or by courier, telecopy or facsimile, and addressed to the intended recipient as follows: (i) if to the Executive: (per wage records); (ii) if to Greater Community Bancorp at 55 Union Boulevard, Totowa, New Jersey 07511; and if to (iii) Bergen Commercial Bank at Two Sears Drive, Paramus, New Jersey 07653. Notices will be deemed given three days after mailing if sent by certified mail, when delivered if sent by courier, and upon receipt of confirmation by person or machine if sent by telecopy or facsimile transmission. Any party may change the address to which notices hereunder are to be delivered by giving the other party notice in the manner herein set forth.

     Amendments. This Agreement may be executed in one or more counterparts,  by
     ----------
fax or otherwise, each of which shall be deemed to be an original, all which together constitute one agreement. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties hereto, except as herein otherwise specifically provided.

     Applicable Law.
     ---------------

     State Law.  Except to the extent  preempted by Federal law, the laws of the
     ---------
State of New Jersey shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     Compliance  with Law and  Regulation.  All provisions of this Agreement are
     ------------------------------------
intended to be consistent with and comply with all laws and regulations enacted or promulgated both before and after the Effective Date, applicable to GCB and the Bank, and to the extent that any provision is inconsistent or in non-compliance, such provision as may be most narrowly proscribed or limited, shall be deemed void.

     Severability.  The provisions of this Agreement  shall be deemed  severable
     ------------
and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Headings.  Headings  contained herein are for convenience of reference only
     --------
and are not intended to affect the meaning of the text of this Agreement.

     Entire Agreement.  This Agreement,  together with any modifications thereof
     ----------------
as may hereafter be agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


ATTEST:                                     BERGEN COMMERCIAL BANK


/s/ Leo J. Faresich                         By: /s/ Anthony M. Bruno, Jr.
---------------------                           ------------------------------
Leo J. Faresich, Secretary                      Anthony M. Bruno, Jr., Chairman


ATTEST:                                     GREATER COMMUNITY BANCORP


/s/ Jeannette Chardavoyne                   By: /s/ Charles J. Volpe
--------------------------------                ------------------------------
Jeannette Chardavoyne, Secretary                Charles Volpe, Chairman of the
                                                Compensation Committee

WITNESS:                                    EMPLOYEE


/s/ Jeannette Chardavoyne                   /s/ C. Mark Campbell
--------------------------------            -----------------------------------
Jeannette Chardavoyne                       C. Mark Campbell, Individually